                                                                   Exhibit 10.17


                         BERKEL PRODUCTS CO., LIMITED

                                as Corporation





                                      and




                              FLEET NATIONAL BANK

                                   as Holder





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                               DEMAND DEBENTURE
                                 June 13, 2000

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                                STIKEMAN ELLIOTT
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                               DEMAND DEBENTURE

                         BERKEL PRODUCTS CO., LIMITED

           (incorporated under the Canada Business Corporations Act)

Principal Sum:    TWENTY MILLION CANADIAN DOLLARS (Cdn. $20,000,000.00)

Issue Date:       June 13, 2000

Due:              ON DEMAND

Interest Rate:    a nominal rate of twenty-five per cent (25%) per annum


                                   ARTICLE 1
                        ACKNOWLEDGEMENT OF INDEBTEDNESS

Section 1.1    Acknowledgement.

     Berkel Products Co., Limited (the "Corporation"), a corporation incorporated and existing under the laws of Canada, for value received, acknowledges itself indebted and promises to pay ON DEMAND, to or to the order of Fleet National Bank (and any subsequent holder or holders of this debenture being referred to as the "Holder") the principal sum of Twenty Million Canadian Dollars (Cdn. $20,000,000) in lawful money of Canada on presentation and surrender of this debenture at the offices of the Holder at 100 Federal Street, Boston, MA 02110, or at such other place as the Holder may designate by notice in writing to the Corporation, and in the meantime to pay interest in like money on the principal sum monthly from this date at the rate per annum of twenty-five per cent (25%) on the last day of each month, before and after demand and after judgment, with interest on overdue interest at the same rate, the first such payment of interest to become due and be paid on the last day of the month immediately following this date or such earlier day as such principal sum shall be repaid in full.

                                   ARTICLE 2
                                   SECURITY

Section 2.1    Terms Incorporated by Reference.

     Terms defined in the Ontario Personal Property Security Act (as amended from time to time, the "PPSA") and used in this debenture shall have the same meanings.
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                                     -2-
Section 2.2    Grant of Security.

     Subject to Section 2.4, as security for the due payment of all moneys payable under this debenture, the Corporation:

     (a) grants, assigns, conveys, transfers, mortgages, pledges and charges, as and by way of a fixed and specific mortgage, charge and pledge, to and in favour of the Holder, and otherwise grants to the Holder a security interest in, all of the Corporation's right, title and interest in and to:

     A. all real and immoveable property, both freehold and leasehold, and other interests in such property (collectively, the "Lands") wheresoever situate, now owned or hereafter acquired by the Corporation and all rights, leases, licences, easements, rights-of-way, profits a prendre, appurtenances, privileges, concessions, claims, works, tenements, hereditaments, and interests in real property with respect to the Lands (and all renewals, extensions and amendments or substitutions thereof) and all other facilities relating to or required for use in connection with the Lands, and all buildings, erections, structures, improvements, underground facilities, power, fuel and water supply, storage, waste disposal, roads and other transportation facilities and fixed plant, machinery and equipment presently situated on or under the Lands or which may at any time hereafter be constructed or brought or placed on or under the Lands or used in connection with the Lands;

     B. all furniture, goods, chattels, accessories, fixtures, equipment, machinery, tools, apparatus, vehicles, milling, processing, service, storage and other related infrastructures and other tangible personal property of every kind and description now owned or hereafter acquired, wherever situate;

     C. all inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Corporation;

     D. all intangibles of whatever kind in which the Corporation now or hereafter has any interest including, without limitation, all security interests, goodwill, demands and choses in action, licenses and other contractual benefits or rights and all trade marks, trade mark registrations and pending trade mark applications, patents and
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                                     -3-

          pending patent applications and copyrights and industrial designs and other intellectual property now or hereafter owned by the Corporation;

     E. all studies, plans, blueprints, designs, records, files, charts, drawings, specifications, manuals, bills of lading and other documents of title, whether negotiable or otherwise;

     F. the proceeds of any insurance or expropriation payable or due in respect of any damage to or taking of all or any part of the Charged Premises (as hereinafter defined), the proceeds of any business interruption insurance and any property in any form derived directly or indirectly from any dealings with all or any part of the Charged Premises or that indemnifies or compensates for the loss, destruction or damage to all or any part of the Charged Premises;

     G. all debts, accounts, claims, moneys and choses in action now owned or hereafter acquired, including, without limitation, all instruments, securities, chattel paper, bills, notes and other documents in respect of such debts, accounts, claims, moneys or choses in action;

     H. all authorizations, orders, permits, approvals, grants, licences, consents, rights, franchises, privileges, certificates, judgments, writs, injunctions, awards, determinations, directions, decrees, demands or the like issued or granted by law or by rule or regulation of any office, board, agency or department, governmental or otherwise, now or hereafter issued or granted to it;

     I. all documents, certificates, policies, agreements, invoices, letters and papers relating to the property described in Section 2.2(a)(A)-(H) inclusive or otherwise; and

     J. substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Section 2.2(a)
          (A)-(I) inclusive and all proceeds thereof; and

     (b) grants, mortgages and charges, as and by way of a floating charge, to and in favour of the Holder and otherwise grants to the Holder a security interest in, all of its undertakings, properties and assets, both present and future, of every nature and kind and wherever situate, except such of its undertakings, properties and assets as are validly subject to the fixed and specific mortgages, charges, pledges and security interests granted pursuant to paragraph 2.2(a). The floating charge shall in no way hinder or prevent the Corporation, until the Security (as hereinafter defined) shall have become enforceable, from disposing of or dealing with the subject matter of the floating charge in the ordinary course of business and for purposes of carrying on the same; provided that such action is not in breach of any specific provision of, or covenant in, this debenture.

(In this debenture, the grants, mortgages, charges and security interests constituted by this debenture are called the "Security" and the subject matter of the Security is called the "Charged Premises"). The Security shall be effective whether or not any monies or liabilities so secured shall be advanced or incurred before or after or at the same time as this debenture is issued and shall remain effective until such time as this debenture is discharged as provided in Section 4.1 irrespective of whether, at any prior time, there may have been no indebtedness, liabilities or obligations (direct, indirect, absolute, contingent or otherwise) of the Corporation to the Holder outstanding.

Section 2.3    Corporation's Dealings with Charged Premises.

     The Corporation shall not, without the prior written agreement of the
Holder: (i) sell, transfer, assign, exchange, lease, release or abandon or otherwise dispose of all or any part of the Charged Premises except for Charged Premises consisting of inventory sold or leased at full value in the ordinary course of its business and for the purpose of carrying on the same; or, (ii) permit, create, assume, suffer or cause the registration of any debt, lien, charge, mortgage, debenture, hypothec, pledge, security agreement, security interest, or any other encumbrance or privilege whatsoever upon, against or with respect to any or any part of the Charged Premises subsequent to the granting of this debenture. Except with the prior written agreement of the Holder, any proceeds of such sale or lease shall be held by the Corporation in trust for the Holder and, at the request of the Holder, shall be paid immediately to the Holder.

Section 2.4    Scope of Security.

(1) To the extent that an assignment of amounts payable and other proceeds arising under or in connection with any agreement, licence, permit or quota of the Corporation (each, a "Restricted Asset") is prohibited by the terms thereof, the Security will constitute a trust created in favour of the Holder and certain financial institutions specified by the Holder pursuant to which the Holder shall hold as trustee all proceeds arising under or in connection with the Restricted Asset in trust for such specified financial institutions on the following basis:

          (i) until the Security has become enforceable, the Corporation shall be entitled to receive all such proceeds; and
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                                      -5-

          (ii) whenever the Security has become enforceable, all rights of the Corporation to receive such proceeds shall cease, the Corporation shall at the request of the Holder take all such actions to collect and enforce payment and other rights arising under the Restricted Asset in accordance with the instructions of the Holder and all such proceeds arising under or in connection with the Restricted Asset shall be immediately paid over to the Holder for the benefit of such specified financial institutions.

     The Corporation shall not exercise any rights of set off with respect to amounts payable under or in connection with any Restricted Asset and shall use all commercially reasonable efforts to ensure that no other party to the Restricted Asset shall exercise any rights of set off against any amounts payable thereunder. The Corporation shall use all commercially reasonable efforts to obtain the consent of each other party to the Restricted Asset to the assignment of the Restricted Asset to the Holder in accordance with this debenture and shall use all commercially reasonable efforts to ensure that all agreements entered into on and after the date hereof expressly permit assignments of the benefits of such agreement as collateral security to the Holder in accordance with the terms of this debenture.

(2) Until the Security has become enforceable, the grant of the Security in the intellectual property hereunder shall not affect in any way the Corporation's rights to commercially exploit such intellectual property, defend it, enforce the Corporation's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

(3)  The Security shall not extend to consumer goods.

(4) The Security shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Holder in respect of real property, but the Holder shall stand possessed of any such last day upon trust to assign and dispose of it as the Holder may reasonably direct.

(5) To the extent that the creation of the Security will constitute a breach under any real property lease or sub-lease (each a "Restricted Lease"), the Security will not attach to the Restricted Lease but the Obligor shall hold its interest in the Restricted Lease in trust for the Holder and shall, upon the request therefor from the Holder, (i) obtain the consent of the other party thereto; and (ii) assign such Restricted Lease to the Holder, or as it may direct, immediately upon obtaining the consent of the other party. The Corporation shall use all commercially reasonable efforts to ensure that all real property leases, sub-leases and other agreements entered into on and after the date hereof expressly permit the creation of Security in the interests of the Corporation therein and assignments of the benefits of such agreements as collateral security to the Holder in each case in accordance with the terms of this debenture.

Section 2.5    Protective Disbursements.

     If the Corporation fails to perform any of its covenants in this debenture or otherwise, then the Holder may, in its absolute discretion, perform any covenant capable of being performed by it and, if the covenant requires the payment or expenditure of money, the Holder may make the payment but shall be under no obligation to do so. All sums so paid or expended by the Holder shall be immediately payable by the Corporation, shall bear interest at the rate set forth in this debenture and shall be secured by this debenture, having the benefit of the Security in priority to the indebtedness evidenced by this debenture. No such performance or payment shall relieve the Corporation from any default under this debenture or the consequences of such default.

Section 2.6    Attachment.

(1) With respect to the personal property hereby secured, the Corporation and the Holder hereby acknowledge that (i) value has been given; (ii) the Corporation has rights in the Charged Premises (other than after-acquired Charged Premises); (iii) except as contemplated by Section 2.4, they have not agreed to postpone the time of attachment of the Security; and (iv) the Corporation has received a copy of this debenture.

(2) The Corporation agrees to promptly inform the Holder in writing of the acquisition by the Corporation of any Charged Premises which is not adequately described herein, and the Corporation agrees to execute and deliver at its own expense from time to time amendments to this debenture or the schedules hereto or additional security or schedules as may be required by the Holder in order that the Security shall attach to any Charged Premises. The Corporation shall promptly inform the Holder in writing of any other location at which the Charged Premises may in future be located.

                                   ARTICLE 3
                                  ENFORCEMENT

Section 3.1    Enforcement.

     If the Corporation fails to repay the principal amount, interest and other amounts owing under this debenture on demand or otherwise when the same shall become due and payable or if the Corporation fails to perform any other agreement or covenant it has given to the Holder, the Security shall become enforceable against the Corporation.

Section 3.2    Remedies.

     Whenever the Security has become enforceable, the Holder may realize upon the Charged Premises and enforce its rights by:

     (a)  entry into possession of the Charged Premises;

     (b) proceedings in any court of competent jurisdiction for the appointment of a receiver (which term as used in this debenture includes a receiver and manager) of all or any part of the Charged Premises;

     (c) proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Charged Premises;

     (d) filing of proofs of claim and other documents to establish its claims to the Charged Premises in any proceeding relating to the Corporation;

     (e) the appointment by instrument in writing of a receiver of all or any part of the Charged Premises and removal or replacement from time to time of any such receiver;

     (f)  the sale or lease of all or any part of the Charged Premises; and

     (g) any other remedy or proceeding authorized or permitted in this debenture or otherwise by law or equity.

     Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Holder however created. The Holder shall not be bound to exercise any right or remedy and the exercise of any right or remedy shall be without prejudice to any other rights of the Holder including the right to claim for deficiency. The taking of any action or proceeding or refraining from so doing, or any other dealings with any other security for the monies secured by this debenture shall not release or affect the security.

Section 3.3    Additional Rights.

     In addition to the rights of the Holder set forth in Section 3.2, the Holder may, whenever the Security has become enforceable:

     (a) require the Corporation, at the Corporation's expense, to assemble the Charged Premises at a place or places designated by notice in writing and the Corporation agrees to so assemble the Charged Premises;

     (b) require the Corporation, by notice in writing, to disclose to the Holder the location or locations of the Charged Premises and the Corporation agrees to make such disclosure when so required by the Holder;

     (c) repair, process, modify, complete or otherwise deal with the Charged Premises, and prepare for the disposition of the Charged Premises, whether on the premises of the Corporation or otherwise;

     (d) carry on all or any part of the business of the Corporation and, to the exclusion of all others including the Corporation, enter upon, occupy and use all or any of the premises, buildings and other property of or used by the Corporation for such time as the Holder sees fit, free of charge, and the Holder shall not be liable to the Corporation for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in that connection;

     (e) borrow for the purpose of carrying on the business of the Corporation or for the maintenance, preservation or protection of the Charged Premises and mortgage, charge or grant a security interest in the Charged Premises, whether or not in priority to the Security, to secure repayment; and

     (f) demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Charged Premises, and give good and valid receipts and discharges and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Corporation.

Section 3.4    Receiver's Powers.

(1) Any receiver appointed by the Holder shall be vested with the rights and remedies which could have been exercised by the Holder in respect of the Corporation or the Charged Premises and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, any replacement and any remuneration shall be within the sole and unfettered discretion of the Holder.

(2) Any receiver appointed by the Holder shall act as agent for the Holder for the purposes of taking possession of the Charged Premises, but otherwise and for all other purposes (except as provided below), as agent for the Corporation. The receiver may sell, lease, or otherwise dispose of Charged Premises as agent for the Corporation or as agent for the Holder as the Holder may determine in its discretion. The Corporation agrees to ratify and confirm all actions of the receiver acting as agent for the Corporation, and to release and indemnify the receiver in respect of all such actions.

(3) The Holder, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Corporation or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

(4) All moneys from time to time received by the receiver may be applied as follows (i) first, in discharge of all operating expenses and other outgoings affecting the Charged Premises, (ii) second, in keeping in good standing all charges and liens on the Charged Premises having priority over the Security, (iii) third, in payment of the remuneration and disbursements of the receiver, (iv) fourth, in payment to the Holder of the moneys payable hereunder, and (v) the balance, if any, shall be paid to the Corporation or as a court of competent jurisdiction may otherwise direct.

Section 3.5    Dealing with the Charged Premises.

(1) The Holder shall not be obliged to exhaust its recourse against the Corporation or any other person or against any other security it may hold in respect of the principal amount, interest and other amounts owing under this debenture before realizing upon or otherwise dealing with the Charged Premises in such manner as it may consider desirable.

(2) The Holder may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Corporation and with other persons, sureties or securities as it may see fit without prejudice to the obligations and liability of the Corporation or the rights of the Holder in respect of the Charged Premises.

(3) The Holder shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Charged Premises, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Charged Premises or for the purpose of preserving any rights of any persons in respect of the Charged Premises,
     (iii) responsible for any loss occasioned by any sale or other dealing with the Charged Premises or by the retention of or failure to sell or otherwise deal with the Charged Premises, or (iv) bound to protect the Charged Premises from depreciating in value or becoming worthless.

(4) The Holder shall have no obligation to keep identifiable Charged Premises in its possession consisting of tangible personal property.

(5) The Corporation hereby expressly authorizes and directs the Holder, whenever the Security has become enforceable, to collect, demand, sue for, enforce, adjust, settle, recover and receive all of the debts and moneys comprising the Charged Premises, in the name of the Corporation or in the Holder's own name, and to give valid and binding receipts and discharges therefor and in respect thereof, the whole to the same extent and with the same effect as if the Holder were the absolute owner thereof and without regard to the state of accounts between the Corporation and the Holder. The Holder shall only be accountable for proceeds when the same are actually received in cash, notwithstanding that the Holder may have transferred title to or possession of the debts or moneys comprising the Charged Premises or any part thereof and may have taken back a debt instrument, security or other obligation therefor. The Holder may, both before and after the Security shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payment thereunder to the Holder whether or not the Corporation was theretofore making collections thereon; and (ii) assume control of any proceeds arising from the Charged Premises.

Section 3.6    Standards of Sale.

     Without prejudice to the ability of the Holder to dispose of the Charged Premises in any manner which is commercially reasonable, the Corporation acknowledges that:

     (a)  Charged Premises may be disposed of in whole or in part;

     (b) Charged Premises may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

     (c)  any assignee of the Charged Premises may be a customer of the Holder;

     (d) a disposition of Charged Premises may be on such terms and conditions as to credit or otherwise as the Holder, in its sole discretion, may deem advantageous;

     (e) the Holder may establish an upset or reserve bid or price in respect of Charged Premises;

     (f) the Holder, jointly or severally, may become a purchaser at any sale of the Charged Premises whether made under the power of sale herein contained or pursuant to foreclosure or other judicial proceedings; and

     (g) the Holder may rescind or vary any contract of sale that may have been entered into and re-sell with or under any of the powers conferred herein or adjourn any such sale from time to time.

Section 3.7    Dealings by Third Parties.

(1) No person dealing with the Holder or its agent or a receiver shall be required to determine (i) whether the Security has become enforceable, (ii) whether the powers which the Holder or its agent or a receiver is purporting to exercise have become exercisable, (iii) whether any money remains due upon the Security, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or any other dealing by the Holder or its agent or a receiver with the Charged Premises, or (vi) how any money paid to the Holder has been applied.

(2) Any purchaser of all or any part of the Charged Premises shall hold the Charged Premises absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Corporation, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser and all rights of redemption, stay or appraisal which the Corporation has or may have under any rule of law now existing or hereafter adopted.

Section 3.8    No Right of Set-Off.

     The principal, interest and other monies and liabilities secured by this debenture shall be paid when due by the Corporation without regard to any equities existing between the Corporation and any other party including, without limitation, the Holder and without regard to any right of set-off or cross-claim or of any other claim or demand of the Corporation against the Holder or otherwise.

Section 3.9    No Merger or Novation.

     Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Corporation to pay the monies secured, nor shall the same operate as a merger of any covenant or affect the right of the Holder to interest at the specified rate, nor shall the acceptance of any payment or other security constitute or create any novation, and it is further agreed that the taking of a judgment under any covenant shall not operate as a merger of such covenant in the judgment or affect the Holder's right to interest.

Section 3.10   Presentation of Debenture.

     So long as Fleet National Bank is the Holder of this debenture, the Corporation, to the fullest extent permitted by law, hereby waives presentation of this debenture for, and surrender of this debenture against, payment. In any other case, the Holder of this debenture shall be required to present and surrender this debenture against payment at such place designated by the Holder in writing to the Corporation.

Section 3.11   Appointment of Attorney.

     The Corporation hereby irrevocably appoints the Holder (and any officer thereof) as attorney of the Corporation (with full power of substitution) to exercise in the name of and on behalf of the Corporation any of the Corporation's right (including the right of disposal), title and interest in and to the Charged Premises including, without limitation, the execution, endorsement and delivery of any agreements, documents, instruments, absolute assignments, securities, documents of title and chattel paper and any notices, receipts, assignments or verifications of the accounts and the Holder and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Charged Premises to the same extent as the Corporation might do. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own gross negligence or wilful misconduct. This appointment and power of substitution, being coupled with an interest, are irrevocable and shall not terminate upon the bankruptcy, dissolution, winding up or insolvency of the Corporation.

                                   ARTICLE 4
                                    GENERAL

Section 4.1    Discharge.

     The Holder is the person entitled to receive the money payable under this debenture and to give a discharge of this debenture. The Security shall be discharged upon, but only upon, full payment of all moneys secured and performance of all obligations of the Corporation to the Holder. Upon discharge of the Security and at the request and expense of the Corporation, the Holder shall execute and deliver to the Corporation such releases, discharges, financing statements and other documents or instruments as the Corporation may reasonably require.

Section 4.2    Reimbursement of Holder's Expenses.

     The Corporation shall pay to the Holder immediately on demand all costs, charges and expenses incurred by the Holder in connection with the preparation, issuance and enforcement of this debenture, the preservation and protection of the Charged Premises, the preservation and enforcement of the Security or the realization of this debenture or the Charged Premises, including, without limitation, all legal fees, court costs, receiver's or agent's remuneration and other expenses incurred in connection with the recovery or enforcement of payment of any moneys owing hereunder whether by realization or otherwise and expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of Charged Premises. All such sums, together with interest at the rate set forth in this debenture until paid, shall be added to the indebtedness secured by this debenture and shall also be secured, together with all other indebtedness, by this debenture.

Section 4.3    Waiver of Covenants.

     The Holder may waive any breach by the Corporation of any of the provisions of this debenture or any failure by the Corporation in the observance or performance of any covenant or condition required to be observed or performed by the Corporation, grant extensions of time or other indulgences to, accept compositions from, or grant releases and discharges to, the Corporation in respect of the Charged Premises or otherwise deal with the Corporation and with the Charged Premises and other security held by the Holder, all as the Holder may see fit; provided that no such waiver or act by the Holder shall be binding on the Holder or shall extend to or be taken in any manner to affect any subsequent breach or failure or the rights resulting from such breach or failure.

Section 4.4    Further Assurances.

     The Corporation shall from time to time, whether before or after the Security shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Holder may reasonably require for (i) protecting the Charged Premises, (ii) perfecting the Security, and (iii) exercising all powers, authorities and discretions conferred upon the Holder. The Corporation shall, from time to time after the Security has become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Holder may require for facilitating the sale of the Charged Premises in connection with its realization.

Section 4.5    Successors and Assigns.

     This debenture shall be binding upon the Corporation, its successors and assigns, and shall enure to the benefit of the Holder and its successors and assigns. The Corporation may not assign, transfer or delegate any of its rights or obligations under this debenture without the prior written consent of the Holder.

Section 4.6    Notices, etc.

     All notices, requests and demands to or upon the respective parties hereto shall be in writing (including by telecopy), and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows:

(a)  to the Corporation at:


     Berkel Products Co., Limited
     1 Berkel Drive
     La Porte, Indiana
     U.S.A.  46350

     Attention:           D. G. Steffen
                          Chief Executive Officer


     Telephone:           (219) 326-7000
     Facsimile:           (219) 324-7247

(b)  to Fleet National Bank as long as it is the Holder of this debenture, at:


     Fleet National Bank
     100 Federal Street
     Boston, MA 02110
     USA

     Attention:           Connie Moore


     Telephone:           (617) 434-9383
     Facsimile:           (617) 434-4929

provided that any notice, request or demand to or upon the Collateral Agent or any secured creditor shall not be effective until received.

Section 4.7    Gender and Number.

     Any reference in this debenture to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 4.8    Headings, etc.

     The division of this debenture into articles, sections and subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 4.9    Severability.

     If any provision of this debenture shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 4.10   Governing Law.

     This debenture shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Corporation has caused this debenture to be executed by its duly authorized officer as of the date first above written.


                                      BERKEL PRODUCTS CO., LIMITED

                                      Per: /s/ Berkel Products Co., Limited
                                           --------------------------------
                                           Authorized Signing Officer